Exhibit 99.2 Trusted Communication Platform Investors Presentation August 2022 Copyright © Kaleyra, Inc. 2022

DISCLAIMER FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra, Inc. (“Kaleyra” or the “Company”) and the Company’s ﬁnancial results, as well as future size and growth of addressable markets. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words anticipate, believe, continue, could, estimate, expect, intends, may, might,” plan, possible, potential, predict, project, should, would and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra in light of its experience and perception of historical trends, current conditions, and expected future developments and their potential eects ff on Kaleyra as well as other factors that Kaleyra believes are appropriate in the circumstances. There can be no assurance that future developments aecting ff Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. Certain industry, market and competitive position data included in this presentation is based on research, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While Kaleyra believes these third party sources to be reliable, it has not independently veriﬁed, and makes no representation as to the accuracy or completeness of any information obtained from third party sources. In addition, certain of this data involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes references to Adjusted Gross Margin, Adjusted EBITDA and Adjusted Earnings Per Share (EPS), i.e. ﬁnancial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted Gross Margin is deﬁned as of any date of calculation, the consolidated revenues of Kaleyra and its subsidiaries, net of the cost of goods sold calculated from the unaudited consolidated ﬁnancial statements of such party and its subsidiaries, plus the amortization of acquired intangible assets running through cost of goods sold, divided by the consolidated revenues. Adjusted EBITDA is deﬁned as of any date of calculation, the consolidated earnings of Kaleyra and its subsidiaries, before ﬁnance income and ﬁnance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated ﬁnancial statements of such party and its subsidiaries, plus (i) transaction and one-o e ff xpenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (vi) any provision for the write down of assets. Adjusted EPS is calculated by dividing the adjusted net income (loss) by the weighted number of shares outstanding. Adjusted net income (loss) is deﬁned as of any date of calculation, the net income (loss) of Kaleyra and its subsidiaries, plus: (i) transaction and one-o ff expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees, (v) any provision for the write down of assets, (vi) the amortization of acquired intangible assets and (vii) the amortization of debt discount and issuance costs of convertible ﬁnancial instruments. Kaleyra’s management believes that these non-GAAP measures of Kaleyra’s ﬁnancial results will provide useful information to investors regarding certain ﬁnancial and business trends relating to Kaleyra’s anticipated ﬁnancial condition and results of operations. Internally, management uses these Non-GAAP ﬁnancial measures in assessing the Company's operating results and in planning and forecasting. Investors should not rely on any single ﬁnancial measure to evaluate Kaleyra’s business. Certain of the ﬁnancial metrics in this presentation can be found in Kaleyra’s Form 10-Q for the quarter ended June 30, 2022, ﬁled with the “SEC” on August 8, 2022, and the reconciliation of Adjusted Gross Margin, Adjusted EBITDA and Adjusted EPS can be found on slide 21-23 of this presentation. This presentation also includes reference to the non-GAAP operating metric Dollar-Based Net Expansion Rate, whose deﬁnition can be found on slide 24 of this presentation. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. 2 Copyright © Kaleyra, Inc. 2022

The Trusted Communication Platform as a Service (CPaaS) Kaleyra’s omnichannel platform helps businesses around the world connect with customers on their preferred channels 3 Copyright © Kaleyra, Inc. 2022

CPaaS Encompasses Multiple Channels CPaaS (Communication Platform as a Service) represents a broad spectrum of communication channels, from traditional SMS messages to RCS messaging and video and audio collaboration. Typically used for business-to-consumer communication, CPaaS companies may specialize in one channel or provide a range of channel oerings ff for their enterprise customers. 4 Copyright © Kaleyra, Inc. 2022

Overview 5

Omnichannel Oﬀering for B2C Communication Video and audio WhatsApp RCS Messaging SMS collaboration Kaleyra oer ff s a wide variety of mobile communications channels, tools, solutions, and services that large businesses can access through APIs or a user-friendly web interface. We cater to businesses across many verticals including ﬁnancial services, e-commerce, retail, healthcare, travel, and education. 6 Copyright © Kaleyra, Inc. 2022

International Presence, Global Footprint Q2 2022 Geographic Revenue Mix Termination countries Main countries of operations 7 Copyright © Kaleyra, Inc. 2022

Exceptional Standard for Trusted Service and Industry-Speciﬁc Compliance Kaleyra is committed to providing trusted, transparent, and high-quality service. Customer satisfaction is key – Kaleyra’s dedicated team of professionals oer ff s prompt, around-the-clock assistance. Retention is high – the average engagement tenure is >10 years for international clientele and >15 years for banking customers. 8 Copyright © Kaleyra, Inc. 2022

Enterprise-Focused and Experienced in Highly-Regulated Sectors Q2 2022 Sector Revenue Split Some of Our Customers 9 Copyright © Kaleyra, Inc. 2022

Top-Notch Partnerships * *Kaleyra is a proud member of Oracle PartnerNetwork and a provider of integrations to Oracle Marketing solutions. Kaleyra is also powered by Oracle Cloud Infrastructure with the goal to oer ff improved security, better service-level agreements, global scalability, and faster deployment. 10 Copyright © Kaleyra, Inc. 2022

Competitive Landscape Year 2021 CPaaS Vendors Ranking Kaleyra was included as a top ﬁve global CPaaS ‘Established Leader’ in the latest Competitor Leaderboard produced by Juniper Research, one of the leading independent analyst ﬁrms in the mobile and digital tech sector. Kaleyra highly compares to its peers for its strength and depth of operator partnerships, segment coverage and experience in CPaaS service provision, and is well positioned for its size of operations, innovation in CPaaS, Future CPaaS Market Prospects and Market Presence. Source: Juniper Research CPaaS Competitor Leaderboard, October 2021 11 Copyright © Kaleyra, Inc. 2022

Globally Recognized for Excellent Products, Customer Service, and Security 12 Copyright © Kaleyra, Inc. 2022

Financial Overview Q2 2022 13

Kaleyra’s Q2 2022 at a Glance Customer Highlights for the Fiscal Quarter Ended Q2 2022 Data June 30, 2022 13.4B 1.8B (1) • +103% Dollar-Based Net Expansion Rate of Messages Voice Calls quarterly revenues • 94.9% of revenue came from customers which have been on the platform for at least one year 1,800+ 90%+ • 38.3% of revenue is related to the top 10 Network Operator Revenue from customers with a churn rate of zero in the last year Connections Long-Tenure • Revenue by country breakdown: US (33.8%), India Customers (24.2%), Italy (20.5%), European Countries - excl Italy (7.3%), South America (6.9%) and Other and 607 18 Asian Countries (7.3%) Employees Global Offices Worldwide • No individual customer accounting for more than (APAC - EU - Americas) 10% of revenue 1 See deﬁnition of this non-GAAP operating metric on slide 24 14 Copyright © Kaleyra, Inc. 2022

Financial Highlights - Q2 2022

$81.1M +50.2% period over period	**Revenue**	• Consistent growth trend in revenue amid the macroeconomic environment and the adverse FOREX effect • Global revenue footprint and well-balanced portfolio across geographies • Solid customer-base revenue with zero churn rate on the top 10 customers
25.0% vs. 20.6% prior year comparable period	**Adj. Gross Margin[(1)]**	• Consistently over 24% for four sequential quarters • Main drivers of gross margin expansion are the effects of the business combination with mGage coupled with the organic growth of Kaleyra legacy business
$6.0M vs. $2.2M prior year comparable period	**Adj. EBITDA[(1)]**	• Triple digit increase Q1 to Q2 and over 170% Y-o-Y improvement • Sequential positive Adj. EBITDA following the mGage acquisition • Backs out $10.2M of stock-based compensation and $1.3M of transaction and one-time costs • Main drivers of EBITDA expansion are the effects of the business combination with mGage and synergies resulting therein
$70.7M net current assets vs. $80.7M net current assets year end 2021	**Current assets vs. current liabilities**	• Net current assets positive for $70.7M • Solid Net Working Capital balance • Significant amount of cash & equivalents, restricted cash and short-term investments, aggregately summing up to $74.8M in order for the Group to be focused on organic and external growth

Main KPIs 2020 - 2021 - 2022



Q1
Q2
Q3
Q4
$ 90.0
$ 80.0
$ 70.0
$ 60.0
$ 50.0
$ 40.0
$ 30.0
$ 20.0
$ 10.0
$ 0.0
($ 10.0)
$ 33.6
$ 4.9
($ 0.3)
$ 39.7
$ 6.5
($ 1.1)
$ 80.5
$ 19.3
$ 6.2
Q1 20
Q1 21
Q1 22
$ 31.2
$ 4.5
($ 0.3)
$ 54.0
$ 11.1
$ 2.2
$ 81.1
$ 20.2
$ 6.0
Q2 20
Q2 21
Q2 22
$ 38.3
$ 7.7
$ 2.2
$ 84.0
$ 21.0
$ 8.0
Q3 20
Q3 21
$ 44.3
$ 8.0
$ 1.6
$ 90.0
$ 22.8
$ 9.6
Q4 20
Q4 21
Revenue
Adj Gross Profit
Adj EBITDA

kaleyra

[1]See definition on slide 2 and reconciliation of non-GAAP measures on slides 21 through 23

Copyright © Kaleyra, Inc. 2022
15

Our Leadership Team Dario Calogero Giacomo Dall’Aglio Mauro Carobene Geoﬀ Grauer Chief Executive Officer EVP, Chief Financial Officer EVP, Chief Business Officer EVP, Operations & Customer Success Nicola Jr Vitto Filippo Monastra Zephrin Lasker Colin Gillis EVP, Chief Product Officer SVP, Chief People Officer SVP, Marketing & Strategic Alliances Vice President of Investor Relations Copyright © Kaleyra, Inc. 2022 16

Thank You Investor Contacts: For further details, scan this QR code: Colin Gillis Vice President of Investor investors@kaleyra.com Relations colin.gillis@kaleyra.com Tom Colton or Matt Glover Gateway Investor Relations Copyright © Kaleyra, Inc. 2022 949-574-3860 KLR@gatewayir.com

Appendix 18

Quarterly Consolidated Statements of Operations The following table shows the quarterly unaudited condensed consolidated statements of operations prepared in accordance with US GAAP. 19 Copyright © Kaleyra, Inc. 2022

Consolidated Balance Sheets Note: Figures derived from US GAAP ﬁnancials, except as otherwise indicated. 20 Copyright © Kaleyra, Inc. 2022

Quarterly Non-GAAP Adjusted Gross Margin Reconciliation The following table shows the reconciliation of the unaudited Non-GAAP Adjusted Gross Margin as reported in the investors presentation. The unaudited ﬁgures have been derived from ﬁnancials prepared in accordance with US GAAP. (1) (1) Amortization of acquired intangible assets mainly includes the amortization of acquired intangible assets following the business combination with mGage and Bandyer. Note: Management uses non-GAAP ﬁnancial measures to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and ﬁnancial performance. These non-GAAP ﬁnancial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP ﬁnancial measures shall not be considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. 21 Copyright © Kaleyra, Inc. 2022

Quarterly Non-GAAP Adjusted EBITDA Reconciliation The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EBITDA as reported in the investors presentation. The unaudited ﬁgures have been derived from ﬁnancials prepared in accordance with US GAAP. Note: Management uses non-GAAP ﬁnancial measures to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and ﬁnancial performance. These non-GAAP ﬁnancial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP ﬁnancial measures shall not be considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. 22 Copyright © Kaleyra, Inc. 2022

Quarterly Non-GAAP Adjusted Earnings Per Share (EPS) Reconciliation The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EPS as reported in the investors presentation. The unaudited ﬁgures have been derived from ﬁnancials prepared in accordance with US GAAP. (1) The Non-GAAP estimated tax eects o ff f adjustments is determined by using the Eective ff Tax Rate (ETR) calculated for the three-month period, excluding discrete tax items. Note: Management uses non-GAAP ﬁnancial measures to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and ﬁnancial performance. These non-GAAP ﬁnancial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP ﬁnancial measures shall not be considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. 23 Copyright © Kaleyra, Inc. 2022

Operating Metrics Dollar-Based Net Expansion Rate. Kaleyra’s ability to drive growth and generate incremental revenue depends, in part, on the Company’s ability to maintain and grow its relationships with Active Existing Customer Accounts and to increase their use of the platform. An important way in which Kaleyra has historically tracked performance in this area is by measuring the Dollar-Based Net Expansion Rate for those customer accounts. Kaleyra’s Dollar-Based Net Expansion Rate increases when such customer accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Kaleyra’s Dollar-Based Net Expansion Rate decreases when such customer accounts cease or reduce their usage of a product or when the Company lowers usage prices on a product. Kaleyra believes that measuring Dollar-Based Net Expansion Rate provides a more meaningful indication of the performance of the Company’s eor ff ts to increase revenue from existing customers. As a result of the introduction of Dollar-Based Net Expansion Rate disclosure by Kaleyra in the SEC ﬁling, press release and presentation for the three months ended December 31, 2021, no comparable period is provided prior to that date. To calculate the Dollar-Based Net Expansion Rate, the Company ﬁrst identiﬁes the cohort of customer accounts that were customer accounts in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. The Q2 2022 Dollar-Based Net Expansion Rate has been calculated by making reference to the Pro Forma (PF) revenue generated from the same customer base in the corresponding year-ago comparable period. Active Existing Customer Accounts. Kaleyra believes that the number of Active Customer Accounts is an important indicator of the growth of its business, the market acceptance of its platform and future revenue trends. Kaleyra deﬁnes an Active Customer Account at the end of any reporting period as an individual account, as identiﬁed by a unique account identiﬁer, for which Kaleyra has recognized revenue in the period. 24 Copyright © Kaleyra, Inc. 2022

Share Count of Kaleyra Common Stock KLR (NYSE) shares of Common Stock as of June 30, 2022: - issued and outstanding: 44,344,364 Note: Shares beneﬁcially owned by management (other than Directors and Officers) are included in the Implied Retail Float 25 Copyright © Kaleyra, Inc. 2022 Note: Employees’ RSUs are included in the Implied Retail Float